LEASE AGREENENT ENTERED INTO, BY AKD BETWEEN EQUIP08 CLINATEC,
8.A.
DE C.V,, RPsE82NTED BY IT8 ATTORsBY-IN-FACT XS8RS. DIETER E. GRETHER AND BOBBY M.SEORNTON 5gEREINAETER REFERBED TO AS THE "LES80R" AND BY TUE OTHER PART OPTON DE MEXICO, 8.A. DE C.V., REPRE8ENTED BY ITS ATTORNEY--IN-FACT MR. S ~f U) PPFF-1 _ (HEREINAFTER REFERRED TO AS TRE ";BS8BE"), PURSUANt TO THE FOLLOWING STAtEMENT8 AND CLAU8ES:

S T A T E M E N T S

I. The LESSOR states, through its legal representative: a) That it is a Mexican Commercial stock corporation incorporated in accordance to the General Law of Commercial Corporations. EQUIPoS is the owner of the entire beneficial interest in the property and the building situated thereon through two different Real Estate trust agreements which are effective for thirty-year terms and renewals for additional thirtyyear terms.

b) That it is the owner and has full possession and domain of an industrial plant with an approximate surface area of 5,400 square meters (approximately 58,125 square feet), constructed on a plot with surface of 19,568.43 square meters (approximately 210,634.50 square feet), located in the Rio Bravo Industrial Park, in the City of Zargoza, Municipality of Juarez, Bravos District, State of Chihuahua, Mexico, which characteristics are illustrated in the plot plan and plan of premises which are attached to this contract as Exhibit "A". (The aforementioned will be hereinafter referred to as the "Real Estate" or the "Premises").

c) That it has the intention to lease the Real Estate, to the LBSSEE pursuant to the terms and conditions set forth in this instrument. d) That its representative has legal capacity for the execution of this instrument on behalf of the LESSOR, same which has not been limited nor revoked. e) That the LESSOR has legal capacity to enter into this lease pursuant to the permit attached hereto as Exhibit "B".

                                                         II. The
IzESSEE through its legal representative states: a)
                                                         That is
a commercial stock corporation incorporated in

accordance to the General Law of Commercial Corporations. b)
                                                         That its
objective is to operate light and clean industry.
                                                         c) That
it wishes to lease the Real Estate pursuant to the
                                                         terms
and conditions set forth herein. d) That its legal

representative has legal capacity for the execution of this
                                                         contract
on behalf of the LESSEE, which has not been limited
                                                         nor
revoked. e) That the LESSEE has legal capacity to enter
                                                         into
this Lease.

                                                    III. Both
parties state: That upon the execution of this

instrument there existed no error, misrepresentation nor bad faith
between them. Having stated the foregoing, the parties
                                                         hereby
covenant and agree to the following:

                                                        C L A U S
E S:


SECTION I LEASE 1.1. The LESSOR hereby grants to the hESSEE the temporary use and enjoyment of the Real Estate. 1.2. The LESSEE accepts and receives the Real Estate in lease, pursuant to the terms and conditions set forth herein.

                                                         SECTION
2 TERM 2.1. Provided there is no uncured Event of
                                                         Default
and subject to the terms, covenants, agreements and

conditions contained herein, this Lease Agreement shall be for a term,
binding for both parties, commencing as of the date of

execution hereof and ending on December 31, 1996, at il:59
                                                         p.m.,
Mexico city, Federal District time.

                                                         2.2.
This Lease Agreement may be extended for an additional
                                                         five (5)
consecutive terms of one year each, which extensions
                                                         shall be
exercised by the LESSEE by providing to the LESSOR a
                                                         previous
and written notice duly delivered, at least one
                                                         hundred
and eighty (180) days prior to the expiration date of
                                                         this
Agreement, expressing its intention to extend this Lease

Agreement. In the event that LESSEE does not exercise its
                                                         option
to extend the Term of this Lease for the next available
                                                         one year
term, then all rights and options of LESSEE to extend
                                                         the term
shall cease and LESSOR shall have the right during
                                                         the
remainder of the term to advertise, in any manner, the

availability of the Premises for reletting.

                                                         /S.g
                                                   SECTION 3


        USE OF THE REAL ESTATE 3.1. The LESSEE
            shall use the ReaI Estate only for light and clean industrial purposes, such as the assembly or manufacture of all kinds of products, excluding basic chemical production and heavy
            industry, being forbidden expressly to use the Real
Estate for
            basic chemical production, heavy industry, fabrication or
            storage of explosive, radioactive, inflammable
(except as
            needed in day to day operations), explosive products or any other product which may be dangerous to persons or the
            integrity of the Real Estate. LESSEE shall comply with the
            Mexican law of Ecological Balance and Environmental
Protection
            and Health Law. LESSEE states that it has the intention of manufacturing electrical and electronic products, activity that is considered a light and clean industrial operation. Therefore, the LESSEE represents that the intended use of the
            Premises is according to the provisions set forth above.
            Notwithstanding any other provision of this Lease, LESSOR
            retains a right to ingress, egress, and access over and across the Premises for the benefit of other parts of the Property or other Real Estate in which LESSOR or its successor or Affiliates may have an interest. SECTION 4

                                                         B~ 4.1.
The LESSEE shall pay to the LESSOR
            for this Lease the rental amount of $70,143.25
(Seventy
            Thousand One Hundred Forty-three and 25/loo Dollars), legal currency of the United States of

4
                                                 X~fMl? s~

America, or pesos if
required by Hexican law, in
advance for the space
occupied for the period
thru December 31, 1991.
Beginning January l, 1992
the LESSEE shall pay $4.50
(Four and 50/100 Dollars)
per square foot per year
for the 58,125 square feet
or the amount of space not
occupied by Equipos
Climatec, S.A. de C.V.,
payable in twelve (12)
equal and monthly
installments of $21,797.00
(Twenty-one Thousand Seven
Hundred Ninety-seven and
no/100 Dollars), legal
currency of the United
States of America, or
Mexico if required by
Mexican law. Each such
payment shall be due and
payable on the first day of
each calendar month. 4.2.
The LESSEE agrees to make
payment of the rent without
the need of prior demand or
request of payment; the
LESSEE, likewise, may not
retain any part of the
rentals due to repairs or
any other reason
whatsoever. 4.3. The
installments of the Lease
price referred in paragraph
4.1. above, shall be
payable by the LESSEE to
the LESSOR, on the first
day of each month,
precisely at the payment
address of the LESSOR
located at P.O. Box 754,
Oklahoma City, Oklahoma
73101. 4.4. In case the
LESSEE does not pay on time
to the LESSOR at the
address abovementioned,
interest shall accrue at
the rate of 128 per annum
on the overdue amount, from
the rental payment due date
until the total and
comp}ete to payment is
effected, without prejudice
of the right of the LESSOR
to rescind this Agreement.
4.5. The rental amount
shall be increased each
year on the first day of
January in proportion to
the increase of the
"Consumer Prices Index@~
published by the Department
of Labor of the United|)swf
States of America, from the
prior January 1, with the
understanding the rental
amounts shall never be
reduced. 4.6. To fix the
increases of the rentals,
as set forth in paragraph
4.5 above, the LESSEE
agrees that the LESSOR
shall determine such
increases according to the
provisions set forth in
this Section and LESSOR
shall notify LESSEE in
writing of such increase.
This notice shall bind the
LESSEE to pay the new
rental amounts, unless the
LESSEE notifies LESSOR that
there is a mathematical
error in the calculation
within thirty (30) days of
such invoice. If there is a
correction to the
calculation of such amount,
LESSEE agrees to pay such
corrected amount. SECTION 5

                    LESSEE POSSESSION 5.1. The
LESSOR hereby delivers the
possession of the Real
Estate to LESSEE. LESSEE
receives the Real Estate in
possession and states its
agreement and full
satisfaction with respect
to its foundations,
columns, walls, exteriors,
roofs, structures and all
other components. 5.2. The
LESSEE shall permit to the
person or persons
designated by the LESSOR
the access to Real Estate
for the purpose to verify
the fulfillment of the
obligations of the LESSEE
under the terms set forth
in this Agreement, as well
as for the preservation of
the Real Estate or any
other proper purpose,
including but not limited
to the access of other
property owned by LESSOR or
its Affiliates.
$~1SECTION 6

                    MAINTENANCE OF LESSOR 6.1.
The LESSOR shall be bound
to maintain the structure
and integrity of the roofs
(without including the
waterproofing) and
structure of the Real
Estate, provided that such
repairs do not become
necessary due to the
negligence or misconduct of
the LESSEE or the
installation of machinery,
equipment or additions or
the placement of materials
which due to their
dangerous
nature, weight, movement,
vibrations and other
similar conditions may
produce any injury to the
Real Estate, due to the
characteristics of the
structure or roof of the
Real Estate or its actual
weight resistance. For
reason of the above stated
purposes, the LESSEE
represents to know
perfectly well the
technical characteristics
of the Real Estate and
states its full
satisfaction therewith.

SECTION 7
                    MAINTENANCE OF THE LESSEE
7.1 The LESSEE during the
term hereof, binds itself
to render to the Real
Estate whatever maintenance
is required and to make the
corresponding repairs, so
as to keep the Real Estate
in its normal state of
conservation, excluding its
normal wear and tear but
including the adequate
waterproofing of the roofs.
7.2. For the purpose of
carrying out repairs or
maintenance work referred
in the foregoing paragraph
on the Real Estate, when
the LESSEE is to carry out
any important maintenance
work, the LESSEE must
previously notify the
LESSOR in writing,
informing LESSOR of
                                             W  #

                                                            -
t

                                                            the
need to carry out
                                                            such
work and the

characteristics

thereof, so that LESSOR

approves such work
                                                            which
approval shall
                                                            not
be unreasonably

withheld.


SECTION 8


IMPROVEMENTS AND

INSTALLATIONS CARRY OUT
                                                             BY
LESSEE 8.1. The

LESSEE may carry out
                                                            with
the previous

authorization of the

LESSOR given in

writing, at its

expense, all

improvements to the
                                                            Real
Estate or

installations thereof
                                                            which
LESSEE considers

convenient to take full

advantage of the Real

Estate, in accordance
                                                            with
LESSEEts

activitiest with the

understanding that upon

termination hereof, all

installations,

improvements or

additions of a

permanent character,

including but not

limited to heating

ventilating and air

conditioning systems

equivalent of

whatsoever nature

("HVAC") in;stalled in
                                                            the
Premises by LESSEE

whether permanently

affixed thoreto or

otherwise and all

fixtures shall remain
                                                            for
the benefit of the
                                                            Real
Estate; LESSEE

hereby expressly waives
                                                            the
provisions of

Sections 2423 and 2424
                                                            of
the Civil Code for
                                                            the
Federal District
                                                            and
their corresponding

Section of other Civil
                                                            Codes
applicable in the

Republic of Mexico. The

LESSOR, if ift is

convenient to its

interest, shall have
                                                            the
authority to demand
                                                            from
the LESSEE, upon

termination hereof, to

remove

alldinstallations,

improvements or

additions effected by

LESSEE andXsaid LESS:EE
                                                            shall
deliver the Real

Estate to the LESSOR in
                                                            the
same state in which

LESSEE received it,

reasonable wear and

tear;#xcepted.

                                                            8 ::

                                      X

                                                 The LESSEE may
remove the installations or improvements that
                                                        it may
have carried out on the Real Estate, which are not of a
                                                        permanent
nature, provided however, that upon removal thereof
                                                        that the
Real Estate is left in the same state in which it was
                                                        received,
with the exception of its normal wear and tear. 8.2.
                                                        LESSEE's
obligation to pay the rental amounts shall be in
                                                        force
until the LESSEE delivers to the LESSOR the Real Estate
                                                        without
any object that the LE9SEE may have on the Real
                                                        Estate.
The rental amounts shall accrue by complete months,
                                                        according
to the terms set forth in paragraph 13.3. hereof.
                                                        SECTION 9


9.1. The LESSEE shall be authorized to install, inside or
                                                        outside
of the Real Estate, without inJury to the Real Estate,
                                                        those
signs which it considers necessary, with the

understanding that they must be removed upon termination
                                                        hereof
and all damages caused thereby to the Real Estate must
                                                        be
repaired. 9.2. The LESSEE shall permit to the LESSOR the

installment of signs in the Real Estate:to offer it on Lease,
                                                        Sale, or
any other for three months before the termination f
                                                        this
Agreement or its renewal. SECTION 10 fUTILITIES

                                                        10.1. The
LESSEE shall on its own account enter into the

corresponding utilities contracts for lighting or power, gas or water
utilities and any other utility which may be required
                                                        by


~t
                                                         the
LESSEE to carry out its activities within the Real Estate,
                                                         all
amounts charged thereof sh:ll be paid by the LESSEE. 10.2.
                                                         Upon
termination of this Agreement, the LESSEE shall cancel and
                                                         pay all
utilities contracts, as part of the termination

obligations related to the deliver of the Real Estate,

according to the terms set forth in Section 13 hereof and the rental
amounts set forth in paragraph 8.2. shall accrue as long
                                                         as the
LESSEE does not comply with its obligations set forth
                                                         herein.



SECTIoN 11


LIABILITIES OF THE PARTIES 11.1 In conformance with applicable law,
EQUIPOS guarantees to OPTRON the use and peacefui

enjoyment of the Premises during the fll term of the

contractF, and OPTRON covenants and agrees to use the Premises only for
the purposes herein set forth and in accordance with
                                                         the
nature and intended usage of the Premises. The liabilities
                                                         of
EQUIPOS and of OPTRON, in each case, shall be ruled by the

following provisions: ll.l.A. Each of-EQUIPOS or OPTRON,

respectively, shall be liable for damages to the Premises
                                                         caused
by their own fault or negligence, or that of their
                                                         agents,
employees or visitors, except for losses commonly

insurable by fire insurance with extended coverage endorsement.
                                                         ll.l.B.
If the Premises are damaged or destroyed by any act of
                                                         God or
force majeure, upon OPTRON's written request, EQUIPOS
                                                         shall
have the option to restore the Premises



10


-    with the insurance proceeds referred to below and put

                                                         them in
proper condition within 6 (six) months for
                                                         OPTRON
to use for the purposes agreed on in this

contract. However, if EQUIPOS elects not the rebuild,
                                                         this
lease shall terminate without any further

responsibility to the parties.
                                                         ll.l.C.
If the damage is attributable to the fault or

misconduct of OPTRON, or its agents, employees or

visitors, OPTRON shall be liable to EQUIPOS for all
                                                         damages
caused to the Premises and shall indemnify
                                                         EQUIPOS
for all cost to leave the Premises as they were
                                                         before
the damage occurred.
                                                         ll.l.D.
The responsibilities of the parties referred to in
                                                         the

foregoing paragraphs of this clause shall be subject to
                                                         the
provisions of Clause Twelve of this contract.

                                                    SECTIoN 12
INSURANCE 12.1. The LESSEE agrees to obtain and pay
                                                         for, as
long as this Agreement is in full force, or allow
                                                         the
LESSOR to obtain them and LESSEE shall pay all costs
                                                         thereof,
the following insurance:

                                                              The
required insurance during the term of this lease
                                                         shall be
against any loss or damage by fire and against any
                                                         loss or
damage by lighting, explosion, hurricane and hail,

airplanes, vehicles and smoke, earthquake and/or volcanic

eruption, strikes, riots and vandalism and any other risks
                                                         now or
hereafter embraced by so called "Extended Coverage"

(including glass insurance), in



11

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    ~ ~           i

Hundred Thousand and no/100
Doll ars) currency of the
United States of America for
prop     erty damage.

12.2 .B.Insurance against
loss or damage by boiler (or

compressor), malfunction or
by i  nternal explosion
by boiler (or compressor),
for   any high pressure
boil  er (or compressor)
installed in the Premises
whic   h is part of the
Premises, in such limits as
EQUIPOS, from time to time,
reas   onably requires.

12.2.C.Rental interruption
insurance which covers the

rental payments which the
LESS OR ceases to receive